Exhibit 99.1

Village Farms Announces Succession Plan for Chief Financial Officer

Stephen Ruffini will transition from CFO after 17 years of service to assume responsibility for M&A activities

Mr. Ruffini will remain CFO until a permanent replacement is identified; Company will commence formal search process

LAKE MARY, Florida and VANCOUVER, British Columbia, April 3, 2026 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced that it has begun a succession planning process for its Chief Financial Officer Stephen (“Steve”) Ruffini. Mr. Ruffini will remain as CFO of the Company until a permanent replacement has been identified.

Mr. Ruffini will remain an employee of the Company, not only to help ensure a smooth transition of his prior responsibilities, but also because he is expected to be appointed to a new leadership position focused on potential mergers and acquisitions. The transition of Mr. Ruffini’s responsibilities reflects the Company’s commitment to growth, with a strategy focused on complementing continued organic growth investments with accretive acquisitive opportunities globally.

President and Chief Executive Officer Michael DeGiglio commented, “We’re proud to celebrate Steve’s tremendous career as CFO of Village Farms, and thrilled to retain his talents to lead our efforts surrounding strategic M&A activities. As a highly-skilled and trusted advisor to our leadership team and Board, he’s the perfect candidate to lead this function during such an important time for the Company, and we’re excited to continue working together for the foreseeable future.”

Mr. Ruffini commented, “After nearly two decades with Village Farms, I’m honored to be transitioning away from the CFO role with the Company in the strongest financial position of its history. The Company has a bright future, which I look forward to contributing to through my new role and responsibilities. It’s an exciting period of growth for the Company, and this new role is a great fit for my capabilities.”

Initially hired as CFO of Village Farms in 2009, Steve’s 17-year tenure with the Company was instrumental in transforming what was previously an income trust into one of the world’s foremost leaders in cannabinoid-based consumer packaged goods. Under Steve’s leadership, the Company uplisted to the NASDAQ stock exchange, completed numerous debt and equity financings which enabled expansion into the cannabis industry, and executed several strategic transactions which have delivered meaningful value for shareholders.

About Village Farms International, Inc.

Village Farms is a global leader in cannabis, plant-based consumer packaged goods, and sustainable innovation. With a legacy built on decades of Controlled Environment Agriculture expertise and Dutch farming practices, today the Company is one of the world’s largest and most profitable cannabis operators with an asset portfolio that spans over 7 million square feet of advanced greenhouse and indoor cultivation assets.

In Canada, Village Farms operates one of the largest EU-GMP certified cannabis facilities in the world from its production campus in Delta, British Columbia, and exports products to international medical markets. The Company is also a market share leader in dried flower formats and produces and distributes some of the country’s highest quality and best-selling strains, including its flagship Pure Sunfarms Pink Kush, one of the most widely consumed strains on the planet. Village Farms’ Canadian brand portfolio includes Pure Sunfarms, Fraser Valley Weed Co., Soar, Super Toast, Pure Laine, Tam Tams and Promenade.

In the Netherlands, the Company is one of only ten licensed operators in the country’s regulated cannabis program, and in the United States its CBDistillery brand is one of the country’s largest independent hemp-derived wellness platforms. Beyond cannabis, the Company’s Clean Energy division transforms landfill gas into renewable natural gas, and it also holds an equity interest in Vanguard Food LP, a private venture pursuing strategic acquisitions to build a premier branded food platform in North America.

Contact Information

Sam Gibbons Senior Vice President, Corporate Affairs Phone: (407) 936-1190 ext. 328 Email: sgibbons@villagefarms.com

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries. This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the succession plan for the Chief Financial Officer, as well as the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, tariffs, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment, are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this Press Release and the Company’s most recently filed Annual Report on Form 10-K, which is available at www.sec.gov.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.